                                                                EXHIBIT 10.1.23

        THIRD AMENDMENT, dated as of January 25, 1997 (this "Amendment"), to the Amended and Restated Credit Agreement dated as of January 25, 1996 (as amended pursuant to the First Amendment thereto, dated as of April 23, 1996, the Second Amendment, dated as of August 28, 1996, and this Amendment and as the same may be further amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among A.P.S., Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually a "Lender") and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                             W I T N E S S E T H :

        WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

        WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

        WHEREAS, the Agent and the Lenders are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein;

        NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

        1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

        2. Amendment to Subsection 7.1(c). Subsection 7.1(c) of the Credit Agreement is hereby amended by inserting after the word "Borrower" in the third line the phrase "(other than a fiscal month which is also the end of a quarterly period or a fiscal year)".

        3. Amendment to Subsection 8.1(a). Subsection 8.1(a) of the Credit Agreement is hereby amended by (a) deleting the amount "$115,000,000" appearing therein and inserting the amount "$109,800,000" in lieu thereof and (b) deleting the date "January 27, 1996" appearing therein and inserting the date "January 25, 1997" in lieu thereof.

        4. Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 5 of the
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                                                                            2


Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof and pursuant to this Amendment.

        5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment duly executed and delivered by the Borrower and the Required Lenders.

        6. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Agent's or the Lenders' willingness to amend, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

        7. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

        8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be delivered to the Borrower and the Agent.

        9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.
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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                         A.P.S., INC.


                                         By:   /s/ E. EUGENE LAUVER
                                            ------------------------------------
                                            Title: Vice President


                                         THE CHASE MANHATTAN BANK (formerly
                                              known as Chemical Bank), as
                                              Agent and as a Lender


                                         By:   /s/ JULIE S. LONG
                                            ------------------------------------
                                            Title: Vice President


                                         AMSOUTH BANK OF ALABAMA


                                         By:    /s/ J. MAXWELL
                                            ------------------------------------
                                            Title:  Commercial Banking Officer


                                         BANK OF AMERICA ILLINOIS


                                         BY:    /s/ W. THOMAS BARNETT
                                            ------------------------------------
                                            Title:  Vice President


                                         THE BANK OF NEW YORK


                                         By:    /s/ ALAN F. LYSTER, JR.
                                            ------------------------------------
                                            Title:  Vice President


                                         BANK ONE, COLUMBUS, N.A.


                                         By:    /s/ DOUGLAS H. KLAMFOTH
                                            ------------------------------------
                                            Title:  Vice President


                                         BANK PARIBUS


                                         By:    /s/ PIERRE-JEAN de FILIPPIS
                                            ------------------------------------
                                            Title:  General Manager


                                         By:    /s/ KENNETH E. MOORE, JR.
                                            ------------------------------------
                                            Title:  Vice President


                                         FIRST AMERICAN NATIONAL BANK


                                         By:    /s/ KATHRYN A. BROTHERS
                                            ------------------------------------
                                            Title:  Vice President


                                         FLEET BANK OF MASSACHUSETTS, N.A.


                                         By:    /s/ KEVIN P. CRONIN
                                            ------------------------------------
                                            Title:  Senior Vice President


                                         THE FUJI BANK, LIMITED, HOUSTON AGENCY


                                         By:    /s/ DAVID L. KELLEY
                                            ------------------------------------
                                            Title:  Senior Vice President


                                         THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION


                                         By:
                                            ------------------------------------
                                            Title:


                                         NATIONAL BANK OF CANADA


                                         By:    /s/ LARRY L. SEARS
                                            ------------------------------------
                                            Title:  Group Vice President


                                         By:    /s/ B. HANDLEY
                                            ------------------------------------
                                            Title:  Vice President


                                         NATIONSBANK OF TEXAS, NATIONAL
                                          ASSOCIATION


                                         By:    /s/ F. SCOTT SINGHOFF
                                            ------------------------------------
                                            Title:  Senior Vice President


                                         NBD


                                         By:    /s/ LARRY E. COOPER
                                            ------------------------------------
                                            Title:  First Vice President


                                         SOCIETE GENERALE


                                         By:    /s/ RICHARD A. GOULD
                                            ------------------------------------
                                            Title:  Vice President


                                         WELLS FARGO BANK (TEXAS),
                                          NATIONAL ASSOCIATION


                                         By:    /s/ ROGER FRUENDT
                                            -----------------------------------
                                            Title:  Vice President


        Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Amendment.


                                            APS HOLDING CORPORATION


                                            By:    /s/ E. EUGENE LAUVER
                                               --------------------------------
                                               Title:  Vice President


                                            BIG A AUTO PARTS, INC.


                                            By:    /s/ E. EUGENE LAUVER
                                               --------------------------------
                                               Title:  Vice President


                                            AUTOPARTS FINANCE COMPANY, INC.


                                            By:    /s/ E. EUGENE LAUVER
                                               --------------------------------
                                               Title:  Vice President


                                            APS SUPPLY, INC.


                                            By:    /s/ E. EUGENE LAUVER
                                               --------------------------------
                                               Title:  Vice President


                                            AMERICAN PARTS SYSTEM, INC.


                                            By:    /s/ E. EUGENE LAUVER
                                               --------------------------------
                                               Title:  Vice President


                                            A.P.S. MANAGEMENT SERVICES, INC.


                                            By:    /s/ E. EUGENE LAUVER
                                               ---------------------------------
                                               Title:  Vice President


                                            PARTS, INC.


                                            By:    /s/ E. EUGENE LAUVER
                                               ---------------------------------
                                               Title:  Vice President


                                            PRESATT, INC.


                                            By:    /s/ E. EUGENE LAUVER
                                               ---------------------------------
                                               Title:  Vice President


                                            INSTALLERS' SERVICE WAREHOUSE, INC.


                                            By:    /s/ E. EUGENE LAUVER
                                               ---------------------------------
                                               Title:  Vice President